                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  JUNE 30, 2000


                               CNET NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                          0-20939                    13-3696170
(State or Other Jurisdiction       (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                           Identification No.)


                              150 CHESTNUT STREET,
                         SAN FRANCISCO, CALIFORNIA 94111
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 395-7800

ITEM 5. OTHER EVENTS.

         On February 29, 2000, CNET Networks, Inc., a Delaware corporation ("CNET") completed the acquisition of mySimon, Inc. pursuant to which CNET issued approximately 10.7 million shares of its common stock and 364,000 options, having a combined total value of approximately $678.2 million. Additional information about this acquisition may be found in CNET's Form 8-K/A-1 filed May 15, 2000, which is incorporated by reference into this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Pro Forma Financial Information.

         The following unaudited pro forma condensed financial statements, including the notes thereto, give effect to the February 29, 2000 acquisition of mySimon, Inc. ("mySimon") by CNET Networks, Inc. ("CNET") in a transaction accounted for as a purchase. In connection with the acquisition, CNET issued 10,725,927 shares of its common stock and 364,730 options, having a combined total value of approximately $678.2 million, to the shareholders of mySimon. The condensed financial statements are based on and are qualified in their entirety by reference to, and should be read in conjunction with, the consolidated financial statements of CNET as previously filed, and mySimon, included herein.

         The unaudited pro forma condensed statements of operations for the year ended December 31, 1999 give effect to the acquisition of mySimon as if it had occurred on January 1, 1999. The unaudited pro forma condensed statements of operations for the six months ended June 30, 2000 give effect to the acquisition of mySimon as if it had occurred on January 1, 2000.

         These statements are not necessarily indicative of the actual financial position or results of operations of CNET as of the date or for the period indicated or the financial position or results of operations that CNET would have experienced if the transaction for which the statements give pro forma effect had in fact occurred at the times assumed. Also, the statements do not purport to represent CNET's future financial position or results of operations.

         These statements should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Financial Statements included in CNET's Form 10-K for the year ended December 31, 1999 and CNET's Form 10-Q for the quarter ended June 30, 2000, each of which is incorporated by reference into this Form 8-K.

                               CNET NETWORKS, INC.
                   Pro Forma Combined Statement of Operations
                (unaudited - in thousands, except per share data)
                          Year Ended December 31, 1999


                                                                                                                 CNET AND
                                                               CNET           MYSIMON        PRO FORMA           MYSIMON
                                                                                             ADJUSTMENT          PRO FORMA
                                                            ------------    ------------    ------------       ------------
Revenues:
 Internet                                                   $    104,887    $      1,683    $         --       $    106,570
 Broadcast                                                         7,458              --              --              7,458
                                                            ------------    ------------    ------------       ------------
  Total revenues                                                 112,345           1,683              --            114,028
                                                            ------------    ------------    ------------       ------------

Cost of revenues:
 Internet                                                         35,619             475          (2,338)(a)         33,756
 Broadcast                                                         8,341              --            (520)(a)          7,821
                                                            ------------    ------------    ------------       ------------
  Total cost of revenues                                          43,960             475          (2,858)            41,577
                                                            ------------    ------------    ------------       ------------
  Gross profit                                                    68,385           1,208           2,858             72,451
                                                            ------------    ------------    ------------       ------------
Operating expenses:
 Sales and marketing                                              91,660          11,630            (215)(a)        103,075
 Development                                                       7,561           2,894            (978)(a)          9,477
 General and administrative                                       15,266           5,320          (3,823)(a)         13,505
                                                                                                  (3,258)(b)
 Depreciation and amortization of property and equipment              --              --           7,874 (a)          7,874
 Amortization of goodwill and other intangible assets             15,036              --         221,764 (c)        236,800
                                                            ------------    ------------    ------------       ------------
  Total operating expenses                                       129,523          19,844         221,364            370,731
                                                            ------------    ------------    ------------       ------------
  Operating loss                                                 (61,138)        (18,636)       (218,506)          (298,280)
Other income (expense):
 Gain on investments                                             734,138              --              --            734,138
 Interest income, net                                              1,223             519              --              1,742
                                                            ------------    ------------    ------------       ------------
Total other income                                               735,361             519              --            735,880
                                                            ------------    ------------    ------------       ------------
Income (loss) before income taxes                                674,223         (18,117)       (218,506)           437,600
Income tax expense                                              (257,315)             --              --           (257,315)
                                                            ------------    ------------    ------------       ------------
  Net income (loss)                                         $    416,908    $    (18,117)   $   (218,506)      $    180,285
                                                            ============    ============    ============       ============

Basic net income per share                                  $       5.80                                       $       2.18
                                                            ============                                       ============
Diluted net income per share                                $       5.00                                       $       1.91
                                                            ============                                       ============
Shares used in calculating basic per share data                   71,820                                             82,545
                                                            ============                                       ============
Shares used in calculating diluted per share data                 83,373                                             94,332
                                                            ============                                       ============

                               CNET NETWORKS, INC.
                   Pro Forma Combined Statement of Operations
                (unaudited - in thousands, except per share data)
                         Six Months Ended June 30, 2000

                                                                               MYSIMON                       CNET AND
                                                                 CNET          1/1/00 -    PRO FORMA         MYSIMON
                                                                               2/28/00     ADJUSTMENT        PRO FORMA
                                                               ----------    ----------    ----------       ----------
Revenues:
 Internet                                                      $   91,278    $    1,060    $       --       $   92,338
 Broadcast                                                          5,327            --            --            5,327
                                                               ----------    ----------    ----------       ----------
  Total revenues                                                   96,605         1,060            --           97,665
                                                               ----------    ----------    ----------       ----------
Cost of production

Cost of revenues:
 Internet                                                          28,115           122        (1,153)(a)       27,084
 Broadcast                                                          4,883            --           (68)(a)        4,815
                                                               ----------    ----------    ----------       ----------
  Total cost of revenues                                           32,998           122        (1,221)          31,899
                                                               ----------    ----------    ----------       ----------
  Gross profit                                                     63,607           938         1,221           65,766
                                                               ----------    ----------    ----------       ----------
Operating expenses:
 Sales and marketing                                               37,551         3,672           (59)(a)       41,164
 Development                                                        6,540           652          (429)(a)        6,763
 General and administrative                                        12,680         6,041        (4,985)(a)       12,522
                                                                                               (1,214)(b)
 Depreciation and amortization of property and equipment               --            --         2,973 (a)        2,973
 Amortization of goodwill and intangible assets                    94,373            --        55,701 (c)      150,074
                                                               ----------    ----------    ----------       ----------
  Total operating expenses                                        151,144        10,365        51,987          213,496
                                                               ----------    ----------    ----------       ----------
  Operating loss                                                  (87,537)       (9,427)      (50,766)        (147,730)
Other income (expense):
 Gain on investments                                               69,584            --            --           69,584
 Other income, net                                                     10            86            --               96
                                                               ----------    ----------    ----------       ----------
  Total other income                                               69,594            86            --           69,680
                                                               ----------    ----------    ----------       ----------
Loss before income taxes                                          (17,943)       (9,341)      (50,766)         (78,050)
Income tax expense                                                (30,402)           --            --          (30,402)
                                                               ----------    ----------    ----------       ----------
  Net loss                                                     $  (48,345)   $   (9,341)   $  (50,766)      $ (108,452)
                                                               ==========    ==========    ==========       ==========

Basic net loss per share                                       $    (0.59)                                  $    (1.33)
                                                               ==========                                   ==========
Diluted net loss per share                                     $    (0.59)                                  $    (1.33)
                                                               ==========                                   ==========
Shares used in calculating basic per share data                    81,536                                       81,536
                                                               ==========                                   ==========
Shares used in calculating diluted per share data                  81,536                                       81,536
                                                               ==========                                   ==========

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1)  Basis of Presentation

         The unaudited pro forma combined statement of operations for the year ended December 31, 1999 gives effect to CNET's acquisition of mySimon as if it had occurred on January 1, 1999. The unaudited pro forma combined statement of operations for the six months ended June 30, 2000 gives effect to CNET's acquisition of mySimon as if it had occurred on January 1, 2000. The combined financial statements, including the notes thereto, should be read in conjunction with the consolidated financial statements of CNET, as previously filed on Form 10-K and Form 10-Q, and mySimon, included herein.

(2)  Pro Forma Adjustments

     (a)  Reflects the reclassification of certain expenses.

     (b)  Reflects the elimination of stock based compensation.

     (c)  Reflects six month amortization of goodwill.

     (d)  Reflects one-year amortization of goodwill.

(3)  Pro forma income (loss) per share

         The pro forma basic and diluted net income (loss) per share calculation assumes that the 10,725,927 shares of CNET's common stock and 364,730 options issued in the mySimon acquisition were outstanding for the entire year in 1999. For the six months ended June 30, 2000, the options are not included in the per share calculation because their effect is anti-dilutive.

(c)  Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.              TITLE

    99.1 Current Report on Form 8-K/A filed May 15, 2000 (incorporated herein by reference)

    99.2 Form 10-K for the fiscal year ended December 31, 1999 (incorporated herein by reference)

    99.3 Form 10-Q for the fiscal quarter ended June 30, 2000 (incorporated herein by reference)


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2000

                                              CNET NETWORKS, INC.


                                              By: /s/ DOUGLAS WOODRUM
                                                 -----------------------------
                                                 Name: Douglas Woodrum
                                                 Title: Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
  99.1       Current Report on Form 8-K/A filed May 15, 2000 (incorporated herein by reference)

  99.2       Form 10-Q for the fiscal quarter ended June 30, 2000
             (incorporated herein by reference)

  99.3       Form 10-K for the fiscal year ended December 31, 1999
             (incorporated herein by reference)